UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported) NOVEMBER 28, 2000




                              SEPRAGEN CORPORATION
        (Exact name of small business issuer as specified in its charter)

          California                      1-14068                68-0073366
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                30689 Huntwood Avenue, Hayward, California 94544
                    (Address of principal executive offices)

      (Registrant's telephone number (including area code): (510) 476-0650

(Former name, former address and former fiscal year if changed since last report): N/A


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Item 4. Changes in Registrant's Certifying Public Accountant

         a. Effective November 28, 2000, Sepragen Corporation accepted the resignation of Grant Thornton LLP as the Company's independent accountants.

         b. There has been no disagreement with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

         c. The opinion for the year ended December 31, 1998 was unqualified except for a modification with respect to the Company's ability to continue as a going concern and the opinion for the year ended December 31, 1999 was unqualified.

         d. The auditors have advised the Company of reportable condition on November 6, 2000 regarding the inadequacy of its infrastructure to meet its statutory obligation to meet the SEC filing requirements.

         e. At this time, no new auditor has been engaged. The Company is searching for a new CPA firm to conduct the audit for 2000. Proper notice will be reported when a new CPA firm is engaged.

         f. The Company has provided Grant Thornton LLP with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements made by the Company in compliance with rules for form 8-K and S-K 304.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized:

                                       SEPRAGEN CORPORATION

Date: December 4, 2000                 By: /s/ VINIT SEXENA
      ----------------                    --------------------------------------
                                          Vinit Saxena, Chief Executive Officer
                                          President, Principal Financial Officer
                                          and Chief Accounting Officer

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